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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported):  June 15, 2001





                           Galileo International, Inc.

             (Exact Name of Registrant as Specified in its Charter)



           Delaware                    1-13153                  36-4156005
(State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)              File Number)           Identification No.)



9700 West Higgins Road, Suite 400, Rosemont, Illinois              60018
     (Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:   (847) 518-4000


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

         On June 15, 2001, Galileo International, Inc. entered into an Agreement and Plan of Merger (the "Merger Agreement") with Cendant Corporation and Galaxy Acquisition Corp., a subsidiary of Cendant, whereby such subsidiary will merge with and into Galileo with Galileo as the surviving corporation. Following the merger, Galileo will be a wholly owned subsidiary of Cendant. Cendant will acquire shares of Galileo common stock at an expected value of $33 per share.

         In connection with the Merger Agreement, Galileo's Board of Directors approved an Amendment No. 1 to Rights Agreement to make the provisions of Galileo's Rights Agreement inapplicable to the transactions contemplated by the Merger Agreement.

         Pursuant to a Transaction Support Agreement, United Air Lines, Inc., the largest stockholder of Galileo with approximately 18% of the outstanding shares, has agreed to support the transaction and has provided Cendant with a proxy to vote the Galileo shares owned by United in favor of the transaction. United may terminate this agreement and revoke its proxy if Galileo's Board of Directors withdraws its recommendation to Galileo stockholders in favor of the Merger Agreement as a result of a Superior Proposal (as defined in the Merger Agreement) or if the Merger Agreement is amended and United determines that the amendment is adverse to it in a material respect.

         Galileo and Cendant also entered into a Stock Option Agreement granting an option to Cendant to purchase up to a number of shares of Galileo common stock equal to 19.5% of outstanding shares. Cendant may exercise the option if the Merger Agreement becomes terminable by Cendant under circumstances which could entitle Cendant to a break-up fee and United terminates the Transaction Support Agreement.

         The foregoing descriptions of the Merger Agreement, Amendment No. 1 to Rights Agreement, Transaction Support Agreement and Stock Option Agreement are qualified in their entirety by reference to the full text of those agreements, copies of which are filed with the Securities and Exchange Commission (the "SEC") and incorporated herein by reference. The joint press release issued by Galileo and Cendant in connection with the execution of the Merger Agreement is also filed with the SEC and incorporated herein by reference.

         Free copies of documents filed with the SEC may be obtained at the Web site maintained by the SEC at www.sec.gov. In addition, documents filed with the SEC by Galileo may also be obtained free of charge by requesting them in writing from Galileo, 9700 West Higgins Road, Suite 400, Rosemont, IL 60018, Attention:
Investor Relations, or by telephone at (847)518-4000.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)   Exhibits:

Number              Description
------              -----------

2.1 Agreement and Plan of Merger, dated as of June 15, 2001, among Galileo, Cendant Corporation and Galaxy Acquisition Corp. (incorporated by reference to Exhibit 2.1 of Cendant Corporation's Current Report on Form 8-K filed June 18, 2001 (the "Cendant Form 8-K"))

4.1 Amendment No. 1, dated as of June 15, 2001, to the Rights Agreement, dated as of February 22, 2001, between Galileo and LaSalle Bank National Association, as rights agent. (incorporated by reference to


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                    Exhibit 4.1 of Galileo's Amendment No. 1 to Registration
                    Statement on Form 8-A filed June 18, 2001)

99.1 Press release, dated June 18, 2001. (previously filed on June 18, 2001 under Rule 425 of the Securities Act of 1933, as amended, and incorporated by reference)

99.2 Transaction Support Agreement, dated as of June 15, 2001, among Cendant Corporation, United Air Lines, Inc. and Covia LLC. (incorporated by reference to Exhibit 99.2 of the Cendant Form 8-K)

99.3 Stock Option Agreement, dated as of June 15, 2001, between Galileo and Cendant Corporation. (incorporated by reference to Exhibit 99.1 of the Cendant Form 8-K)


















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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   June 18, 2001

                                      GALILEO INTERNATIONAL, INC.




                                      By:  /s/ Anthony C. Swanagan
                                          ------------------------------------
                                          Name:  Anthony C. Swanagan
                                          Title: Senior Vice President,
                                                 General Counsel and Secretary
















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                                  EXHIBIT INDEX

Number              Description
------              -----------

2.1 Agreement and Plan of Merger, dated as of June 15, 2001, among Galileo, Cendant Corporation and Galaxy Acquisition Corp. (incorporated by reference to Exhibit 2.1 of Cendant Corporation's Current Report on Form 8-K filed June 18, 2001 (the "Cendant Form 8-K"))

4.1 Amendment No. 1, dated as of June 15, 2001, to the Rights Agreement, dated as of February 22, 2001, between Galileo and LaSalle Bank National Association, as rights agent. (incorporated by reference to Exhibit 4.1 of Galileo's Amendment No. 1 to Registration Statement on Form 8-A filed June 18, 2001)

99.1 Press release, dated June 18, 2001. (previously filed on June 18, 2001 under Rule 425 of the Securities Act of 1933, as amended, and incorporated by reference)

99.2 Transaction Support Agreement, dated as of June 15, 2001, among Cendant Corporation, United Air Lines, Inc. and Covia LLC. (incorporated by reference to Exhibit 99.2 of the Cendant Form 8-K)

99.3 Stock Option Agreement, dated as of June 15, 2001, between Galileo and Cendant Corporation. (incorporated by reference to Exhibit 99.1 of the Cendant Form 8-K)